UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

Summit Cash Reserves Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The bond markets changed course somewhat in the middle of our fiscal year, with long-term Treasury yields rising sharply in anticipation of a change in Federal Reserve policy. This caused poor results for long-term bond investors, as bond prices fell substantially, even as it augured well for higher coupon returns in coming years. Unfortunately for investors seeking short-term income, however, yields on Treasury bills, money market instruments, and other very short-term instruments remained negligible, reflecting the Fed’s plan to keep short-term rates extremely low for the foreseeable future. Both Summit Income Funds recorded disappointing absolute returns in this difficult environment, but each continued to compare favorably with its peers over longer time periods.

ECONOMY AND INTEREST RATES

Domestic fiscal concerns and central bank policy dominated fixed income investors’ attention over the past 12 months. Yields remained near record lows early in the period, as battles over fiscal policy in Washington resulted in both widespread tax increases and the sequester, a series of steep mandatory cuts to federal spending programs. With the already modest economic expansion slowed further by fiscal contraction, the Federal Reserve kept in place its highly accommodative monetary policy, including near-zero short-term interest rates and $85 billion in monthly purchases of Treasury bonds and agency mortgage-backed securities, which are designed to keep long-term rates low. Alongside similar policies from other central banks, the Fed’s accommodative policy encouraged investors to increase exposure to areas of the market, such as corporate and emerging market debt, that offered more attractive yields and greater risks. The slowly improving economy also allowed corporations to use profits to strengthen balance sheets, providing a boost to credit-sensitive issues.

Credit market sentiment turned sharply negative in May, however, when Fed Chairman Ben Bernanke indicated that improving economic conditions might lead the Fed to soon taper its asset purchases, a possibility that was confirmed in the Fed’s June policy statement. The resulting “taper tantrum” saw long-term yields rise sharply, with the yield on the 10-year note nearly doubling from May, when it stood slightly over 1.6%, to early September, when it neared 3.0%. The Fed surprised investors, however, deciding at its mid-September meeting not to begin drawing down purchases as many had anticipated. The Fed cited persistent weakness in the labor market and some tightening in credit conditions as reasons for caution, alongside the potential for renewed fiscal uncertainty. Indeed, a partial federal government shutdown in October and brinkmanship over raising the federal debt ceiling accelerated a decline in Treasury yields that started in early September.

Long-term yields retraced only a portion of their gains, however, leaving them sharply higher over the past 12 months after navigating an exceptionally wide range of 140 basis points (1.4%). As seen in the Interest Rate Levels chart, this was reflected in the yields of GNMAs, which fell back somewhat in the last two months of the period but ended over a full percentage point above where they had begun. Very short-term rates, as reflected in the 90-day Treasury bill, remained very close to 0%, reflecting the Fed’s pledge not to guide short-term rates higher until the labor market had improved significantly—assuming inflation remained contained.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% over its fiscal year ended October 31, 2013. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield. While performance comparisons in this environment are difficult, the fund’s longer-term returns have compared favorably with other taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 47 of 227, 84 of 217, 35 of 203, and 16 of 172 money market funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2013, respectively. (Past performance cannot guarantee future results.)

Much of the attention within fixed income markets has been focused on the likelihood of the Federal Reserve’s tapering its Large-Scale Asset Purchase program. While this focus caused long-term rates to rise substantially, rates in the fund’s investable universe of extremely short-term securities were not at all affected. Instead, money market rates remain closely tied to the federal funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates should not rise significantly until the Fed begins to take action to raise short-term benchmark rates.

This reporting period did present the market with another bout of uncertainty, however, caused by U.S. lawmakers’ indecisiveness regarding budget negotiations and debt ceiling issues. While the showdown in September and October was similar to that which took place in the summer of 2011, price volatility in the short-term credit markets was more pronounced this time. As events unfolded and the government seemed willing to not pay some of its debts, soon-to-be maturing Treasury bills saw their prices drop considerably. As last-hour negotiations resulted in a deal being struck, pushing the time line for a solution into next year, the market for Treasury bills returned to normal. Nevertheless, this extremely disquieting episode has left the market on alert for a possible replay of events sometime in the first half of 2014.

Excluding this temporary sell-off in Treasury bills, our reporting period saw mostly continued lower rates. We continued to see a gradual decrease in three-month LIBOR, which dropped from 0.28% to 0.25% over the reporting period. A benchmark of interbank lending rates, LIBOR is the basis for pricing many money market instruments, so we have seen lower rates across all money market products. Three-month Treasury bill yields have been between 0.00% and 0.09%, while one-year bill yields began the reporting period at 0.13%, had some volatility that pushed rates up to 0.16%, and ended the period at 0.09%. This very flat yield curve has become the new normal in recent years.

Repurchase agreements continue to play an important role in the portfolio, as they represent a very high-quality and liquid investment. Rates for these secured investments have averaged around 0.08% but are prone to swings in either direction as bank funding needs vary from day to day. We expect the long-term trend for repurchase agreement rates to be lower as regulatory pressures mount for the high-quality securities that collateralize these trades. Municipal variable rate securities remain a sizable portion of the portfolio, although rates on these investments have also dropped slightly. Rates over the reporting period have averaged 0.10%.

With little change to our interest rate forecast, we are maintaining the same strategy that has been successful in the recent past. We are keeping the fund’s weighted average maturity longer than that of the average competitor as we expect this low-rate environment to continue well into 2015. In the aftermath of the government shutdown episode, heightened vigilance about maintaining ample liquidity is more important than ever. As always, our focus remains on principal stability, quality, and liquidity—especially in the current low interest rate environment.

SUMMIT GNMA FUND
The Summit GNMA Fund returned -1.20% over its fiscal year ended October 31, 2013, with all of the losses coming in the final six months of the period. As shown in the Performance Comparison table, the portfolio fared somewhat better than its peer group average over the fiscal year but trailed the Barclays U.S. GNMA Index. The fund’s performance compared favorably with the majority of its peers over most time periods. Based on cumulative total return, the fund was ranked 31 of 65, 24 of 62, 30 of 57, and 19 of 50 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended October 31, 2013, respectively. (Past performance cannot guarantee future results.)

Mortgage-backed securities (MBS) recorded modest losses over our fiscal year, driven by a general rise in long-term interest rates to their highest levels in over two years. The small negative returns were noteworthy for a sector that had provided investors with a positive return in each of the last 18 years ending in October. While the sector saw a relatively weak period of returns, the relative performance of MBS was more mixed against other major subsets of the fixed income market, lagging only investment-grade corporate debt and lower-rated parts of the market, and outperforming high-quality agency corporate debt, AAA rated commercial mortgage-backed securities, and AAA rated asset-backed securities sectors.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Though we were disappointed with the fund’s absolute return over the past year, we were pleased to see our strategy function as designed. The fund’s favorable results relative to its peers reflected our interest rate management, the allocations we made across different subsectors of the market, and the performance of our individual security holdings. Our low exposure to portions of the mortgage market that have been the focus of Fed buying—namely, 30-year issues with 3.0% and 3.5% coupons—proved particularly beneficial during the period, as concerns mounted over the Fed’s eventual exit from the mortgage market. Conversely, we also benefited from larger positions in higher-coupon MBS that have been exempt from housing policy programs and expose investors to greater prepayment risk. Finally, we were helped by our focus on pools of mortgages that have weathered numerous periods of heightened refinance activity. On the negative side of the ledger, our overweight in very low-yielding (2.5% coupon) 30-year bonds detracted a bit.

With Fed policy remaining accommodative and economic growth expected to remain muted, we maintain a bias to market segments that offer attractive income opportunities and that should perform well in a low-rate environment. Over the last quarter, the fund has seen an increase in its allocation to more credit-sensitive sectors, such as highly rated asset- and residential mortgage-backed securities. This has been due in part to the performance of those sectors, but also to our belief that certain parts of the GNMA mortgage market now offer less attractive opportunities to investors.

OUTLOOK

Although long-term yields have risen somewhat, most fixed income sectors continue to offer very modest income opportunities—and in short-term markets, almost none at all. We believe this heightens the importance of casting a somewhat wider net in the investment universes of both funds to find pockets of opportunity. Doing so, however, requires exceptionally careful research into these opportunities, and we are pleased to be able to draw on the skills of our large team of internal analysts in our search. We look forward to reporting to you again on our results in six months.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 19, 2013

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

PROPOSED MERGER OF SUMMIT GNMA FUND INTO GNMA FUND

The Board of Directors of the Summit GNMA Fund has recently proposed the merger of the fund into the T. Rowe Price GNMA Fund, which has a substantially similar investment objective and strategy. Both portfolios are managed by Andrew C. McCormick, who would remain as manager of the combined fund. The Board is taking this action because the funds’ investment strategies and fee structures have grown more similar over time. In addition, combining the two funds should result in lower operating costs, meaning that Summit GNMA Fund shareholders will benefit from a potentially lower expense ratio. The Summit GNMA Fund will be closed to new accounts effective January 27, 2014 and to new purchases on January 27, 2014. If the merger is approved, Summit GNMA shareholders will also benefit from the lower initial minimum investment in the GNMA Fund that remains $2,500 for regular accounts and $1,000 for IRA accounts. Under the Board’s proposal, shareholders in the Summit GNMA Fund will be supplied with proxies in advance of April 30, 2014, when a vote to approve the merger is scheduled. If approved, the merger would occur on May 16, 2014. The merger will result in a tax-free exchange, with Summit GNMA Fund shareholders retaining the same tax basis in their newly acquired shares in the GNMA Fund. Shareholders of the Summit Cash Reserves Fund will not be affected by the merger.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities					
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	0.01
Net realized and unrealized gain (loss)	–[3]	–[3]	–[3]	–[3]	–[3]
Total from Investment activities	–	–	–	–	0.01
Distributions					
Net investment income	–[3]	–[3]	–[3]	–[3]	(0.01)
NET ASSET VALUE					
End of period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Total return[4]	0.01%[2]	0.01%[2]	0.01%[2]	0.01%[2]	0.60%
Ratio of total expenses to average net assets	0.19%[2]	0.28%[2]	0.28%[2]	0.37%[2]	0.49%[5]
Ratio of net investment income to average net assets	0.01%[2]	0.01%[2]	0.01%[2]	0.01%[2]	0.62%
Net assets, end of period (in millions)	$ 6,057	$ 5,620	$ 5,644	$ 5,549	$ 5,961

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the effect of voluntary management fee waivers of 0.26%, 0.17%, 0.17%, and 0.08% of average net assets for the years ended 10/31/13, 10/31/12, 10/31/11, and 10/31/10, respectively (see Note 5).

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(5) Includes participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds equal to 0.04% of average net assets for the year ended 10/31/09.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 8.5%		
Chariot Funding, 0.30%, 2/21/14 (1)	24,550	24,527
Chariot Funding, 0.30%, 4/10/14 (1)	22,500	22,470
Chariot Funding, 0.32%, 2/3/14 (1)	24,650	24,629
Fairway Finance, 0.15%, 11/18/13 (1)	9,463	9,462
Fairway Finance, 0.19%, 1/23/14 (1)	17,270	17,263
Fairway Finance, VR, 0.184%, 12/11/13 (1)	24,500	24,500
Jupiter Securitization, 0.30%, 2/21/14 (1)	24,280	24,257
Jupiter Securitization, 0.30%, 3/4/14 (1)	24,100	24,075
Jupiter Securitization, 0.32%, 2/7/14 (1)	24,700	24,679
Liberty Street Funding, 0.16%, 11/22/13 (1)	23,450	23,448
Liberty Street Funding, 0.18%, 12/17/13 (1)	11,750	11,747
Liberty Street Funding, 0.18%, 1/7/14 (1)	11,850	11,846
Market Street Funding, 0.19%, 11/1/13 (1)	17,800	17,800
MetLife Short Term Funding, 0.12%, 12/2/13 (1)	3,628	3,628
MetLife Short Term Funding, 0.20%, 2/10/14 (1)	8,300	8,295
MetLife Short Term Funding, 0.23%, 3/4/14 (1)	35,750	35,722
Old Line Funding, 0.23%, 4/24/14 (1)	20,040	20,018
Old Line Funding, 0.24%, 3/3/14 (1)	17,200	17,186
Old Line Funding, 0.24%, 4/1/14 (1)	11,600	11,588
Old Line Funding, 0.25%, 4/9/14 (1)	22,750	22,725
Straight-A Funding, 0.12%, 11/7/13 (1)	29,000	28,999
Straight-A Funding, 0.12%, 11/7/13 (1)	36,900	36,899
Thunder Bay Funding, 0.23%, 4/29/14 (1)	23,850	23,823
Thunder Bay Funding, 0.24%, 11/18/13 (1)	10,429	10,428
Thunder Bay Funding, 0.24%, 1/21/14 (1)	22,465	22,453
Thunder Bay Funding, 0.24%, 3/3/14 (1)	13,600	13,589
Total Asset Backed Commercial Paper (Cost $516,056)		516,056

CERTIFICATES OF DEPOSIT 8.8%

Bank of Montreal (Chicago), VR, 0.271%, 6/26/14 (2)	23,300	23,300
Bank of Tokyo-Mitsubishi, 0.12%, 11/4/13 (2)	24,000	24,000
Bank of Tokyo-Mitsubishi, 0.12%, 11/5/13 (2)	24,000	24,000
Bank of Tokyo-Mitsubishi, 0.12%, 11/6/13 (2)	24,000	24,000
Canadian Imperial Bank of Commerce, VR, 0.28%, 1/8/14 (2)	32,933	32,938
JPMorgan Chase, 0.25%, 12/23/13 (3)	23,310	23,310
JPMorgan Chase, 0.42%, 7/28/14 (3)	27,050	27,050
National Bank of Canada, 0.35%, 12/12/13 (2)	24,000	24,000
Royal Bank of Canada, VR, 0.254%, 4/15/14 (2)	22,565	22,565
Royal Bank of Canada, VR, 0.274%, 10/17/14 (2)	11,500	11,500
Royal Bank of Canada, VR, 0.28%, 6/24/14 (2)	35,350	35,350
Sumitomo Mitsui Banking, 0.10%, 11/5/13 (2)	24,000	24,000
Sumitomo Mitsui Banking, 0.10%, 11/6/13 (2)	24,000	24,000
Svenska Handelsbanken, 0.165%, 12/23/13 (2)	20,970	20,970
Svenska Handelsbanken, 0.175%, 12/4/13 (2)	40,200	40,200
Toronto-Dominion Bank, 0.16%, 1/21/14 (2)	23,430	23,430
Toronto-Dominion Bank, VR, 0.22%, 6/24/14 (2)	23,435	23,440
Toronto-Dominion Bank, VR, 0.241%, 7/25/14 (2)	22,650	22,650
Wells Fargo Bank, 0.21%, 3/24/14 (3)	23,400	23,400
Wells Fargo Bank, VR, 0.223%, 3/7/14 (3)	48,000	48,000
Westpac Banking, VR, 0.276%, 7/18/14 (2)	10,500	10,500
Total Certificates of Deposit (Cost $532,603)		532,603

FINANCIAL COMPANY COMMERCIAL PAPER 12.4%

ASB Finance London, 0.22%, 2/21/14 (1)	22,000	21,985
ASB Finance London, VR, 0.282%, 8/4/14 (1)	22,470	22,468
Australia & New Zealand Banking, VR 0.164%, 3/17/14 (1)	23,600	23,600

Australia & New Zealand Banking, VR 0.313%, 11/18/13 (1)	2,460	2,460
Bank of Nova Scotia, 0.17%, 1/3/14	23,100	23,093
Commonwealth Bank of Australia, VR, 0.24%, 9/25/14 (1)	23,450	23,450
Commonwealth Bank of Australia, VR, 0.31%, 11/27/13 (1)	13,200	13,202
CPPIB Capital, 0.10%, 11/22/13 (1)	12,000	11,999
CPPIB Capital, 0.14%, 1/27/14 (1)	16,800	16,794
CPPIB Capital, 0.14%, 1/28/14 (1)	9,500	9,497
CPPIB Capital, 0.14%, 1/29/14 (1)	23,850	23,842
CPPIB Capital, 0.17%, 3/6/14 (1)	26,200	26,185
Credit Suisse First Boston, 0.25%, 4/16/14	23,600	23,573
DNB NOR Bank, 0.22%, 11/8/13 (1)	7,450	7,450
DNB NOR Bank, 0.22%, 1/27/14 (1)	14,000	13,993
DNB NOR Bank, 0.225%, 4/2/14 (1)	11,100	11,089
DNB NOR Bank, 0.23%, 3/18/14 (1)	18,850	18,833
DNB NOR Bank, 0.245%, 12/23/13	11,700	11,696
DNB NOR Bank, VR, 0.324%, 1/23/14 (1)	12,000	12,003
HSBC Bank, VR, 0.315%, 2/11/14 (1)	16,960	16,965
HSBC USA, 0.22%, 4/1/14	18,150	18,133
HSBC USA, 0.22%, 4/25/14	4,800	4,795
HSBC USA, 0.23%, 3/3/14	10,700	10,691
HSBC USA, 0.24%, 1/3/14	19,050	19,042
Massachusetts Mutual Life Insurance, 0.11%, 11/25/13 (1)	12,000	11,999
Massachusetts Mutual Life Insurance, 0.13%, 11/8/13 (1)	8,300	8,300
National Australia Funding, 0.07%, 11/1/13 (1)	48,000	48,000
National Australia Funding, 0.10%, 11/4/13 (1)	5,000	5,000
National Australia Funding, 0.13%, 12/3/13 (1)	18,850	18,848
Nordea Bank, 0.22%, 3/24/14 (1)	18,700	18,684
Nordea Bank, 0.24%, 11/18/13 (1)	24,400	24,397

OTHER COMMERCIAL PAPER 27.5%

Abbott Laboratories, 0.18%, 1/6/14 (1)	40,750	40,736
Abbott Laboratories, 0.19%, 1/7/14 (1)	12,150	12,146
American Honda Finance, 0.12%, 11/13/13	7,860	7,860
Automatic Data Processing, 0.10%, 11/7/13 (1)	55,428	55,427
Baptist Memorial Health Care, 0.13%, 11/19/13	4,767	4,767
Baptist Memorial Health Care, 0.16%, 12/4/13	10,500	10,500
Baptist Memorial Health Care, 0.17%, 1/6/14	11,450	11,450
BASF, 0.09%, 11/14/13 (1)	30,700	30,699
BASF, 0.30%, 3/10/14 (1)	16,700	16,682
BASF, 0.30%, 5/2/14 (1)	8,000	7,988
BHP Billiton Finance, 0.13%, 12/16/13 (1)	23,750	23,746
BHP Billiton Finance, 0.15%, 1/23/14 (1)	23,600	23,592
BHP Billiton Finance, 0.19%, 11/19/13 (1)	15,450	15,448
BMW U.S. Capital, 0.12%, 11/12/13 (1)	14,250	14,249
California State Univ. Institute, 0.14%, 12/3/13	2,970	2,970
California State Univ. Institute, 0.16%, 12/3/13	2,870	2,870
Catholic Health Initiatives, 0.19%, 1/7/14	23,406	23,398
Catholic Health Initiatives, 0.19%, 1/14/14	5,520	5,518
Catholic Health Initiatives, 0.19%, 1/16/14	13,450	13,445
Chicago, GO, 0.17%, 1/14/14	9,319	9,316
Chicago, GO, 0.21%, 12/5/13	10,000	9,998
Chicago O'Hare Int'l. Airport, TECP, 0.12%, 11/7/13	2,234	2,234
Chicago O'Hare Int'l. Airport, TECP, 0.15%, 11/7/13 (5)	6,749	6,749
Coca-Cola, 0.19%, 2/10/14 (1)	22,750	22,738
Coca-Cola, 0.19%, 2/27/14 (1)	22,700	22,686
Coca-Cola, 0.20%, 2/18/14 (1)	10,110	10,104
Coca-Cola, 0.20%, 3/14/14 (1)	22,740	22,723
Duke Univ., 0.17%, 11/19/13	18,250	18,248

Electricite de France, 0.15%, 11/22/13 (1)	23,750	23,748
Electricite de France, 0.16%, 11/25/13 (1)	23,850	23,847
Electricite de France, 0.21%, 12/9/13 (1)	14,200	14,197
Electricite de France, 0.22%, 1/6/14 (1)	6,300	6,297
Electricite de France, 0.22%, 1/10/14 (1)	5,250	5,248
Emory Univ., 0.11%, 11/8/13	6,900	6,900
Exxon Mobil, 0.05%, 11/5/13	24,200	24,200
GlaxoSmithKline Finance, 0.09%, 11/12/13	20,180	20,179
GlaxoSmithKline Finance, 0.09%, 11/15/13	26,800	26,799
GlaxoSmithKline Finance, 0.10%, 12/2/13	22,830	22,828
Honeywell International, 0.15%, 1/29/14 (1)	8,200	8,197
Honeywell International, 0.15%, 1/30/14 (1)	9,000	8,997
Honeywell International, 0.17%, 2/20/14 (1)	10,050	10,045
IBM, 0.15%, 1/7/14 (1)	22,795	22,789
John Deere Capital, 0.20%, 1/14/14 (1)	19,000	18,992
Johns Hopkins Univ., 0.30%, 4/7/14	6,900	6,900
Johns Hopkins Univ., 0.30%, 4/8/14	6,900	6,900
Johns Hopkins Univ., 0.30%, 4/9/14	11,450	11,450
Johns Hopkins Univ., 0.30%, 4/10/14	11,050	11,050
Johnson & Johnson, 0.15%, 1/8/14 (1)	22,850	22,843
Los Angeles Airports, 0.18%, 11/21/13	19,377	19,375
Los Angeles Harbor Dept., TECP, 0.14%, 11/5/13 (5)	6,000	6,000
Los Angeles Harbor Dept., TECP, 0.15%, 11/7/13	3,600	3,600
Los Angeles Municipal Improvement Corp., 0.14%, 1/8/14	2,150	2,150
Los Angeles Municipal Improvement Corp., 0.15%, 1/8/14	6,350	6,350
Los Angeles Municipal Improvement Corp., 0.15%, 1/8/14	3,434	3,434
Los Angeles Municipal Improvement Corp., 0.15%, 1/8/14	4,550	4,550
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.11%, 11/5/13	6,800	6,800
Massachusetts HEFA, Harvard Univ., TECP, 0.07%, 11/6/13	19,403	19,403

Michigan State Univ., Board of Trustees, 0.22%, 12/3/13	10,905	10,905
Montgomery County, TECP, 0.09%, 11/18/13	18,350	18,350
Nestle Finance International, 0.08%, 11/25/13	27,000	26,999
Northwestern Univ., 0.13%, 11/4/13	16,550	16,550
Northwestern Univ., 0.15%, 12/4/13	4,550	4,549
Northwestern Univ., 0.16%, 1/22/14	9,450	9,447
Northwestern Univ., 0.23%, 1/10/14	9,300	9,296
Novartis Finance, 0.06%, 11/1/13 (1)	17,750	17,750
PACCAR Financial, 0.10%, 11/15/13	4,900	4,900
Philadelphia, Airport, 0.20%, 1/6/14	12,450	12,450
Philadelphia, Airport, 0.20%, 2/4/14	6,300	6,299
Philip Morris International, 0.15%, 1/14/14 (1)	22,950	22,943
Philip Morris International, 0.16%, 11/20/13 (1)	7,200	7,199
Philip Morris International, 0.20%, 1/15/14 (1)	14,100	14,094
President & Fellows of Harvard Univ., 0.15%, 1/13/14	10,470	10,467
Procter & Gamble, 0.08%, 1/2/14 (1)	14,050	14,048
Procter & Gamble, 0.12%, 1/7/14 (1)	23,030	23,025
Province of Quebec, 0.14%, 11/8/13 (1)	7,605	7,605
Reckitt Benckiser Treasury, 0.42%, 3/7/14 (1)	11,090	11,074
Reckitt Benckiser Treasury, 0.42%, 3/18/14 (1)	11,450	11,432
Reckitt Benckiser Treasury, 0.45%, 2/14/14 (1)	11,400	11,385
Reckitt Benckiser Treasury, 0.46%, 2/18/14 (1)	12,190	12,173
Reckitt Benckiser Treasury, 0.50%, 2/11/14 (1)	11,290	11,274
Reckitt Benckiser Treasury, 0.54%, 1/8/14 (1)	22,790	22,767
Reckitt Benckiser Treasury, 0.55%, 1/3/14 (1)	10,603	10,593
Saint Joseph County, Notre Dame, 0.20%, 11/14/13	4,380	4,380
Saint Joseph County, Notre Dame, 0.25%, 1/8/14	22,456	22,445
Sanofi, 0.09%, 11/27/13 (1)	68,680	68,676
Schlumberger Investment, 0.15%, 11/14/13 (1)	18,000	17,999

Schlumberger Investment, 0.15%, 12/3/13 (1)	27,610	27,606
Schlumberger Investment, 0.17%, 1/9/14 (1)	23,080	23,072
Sentara Healthcare, 0.23%, 11/8/13	5,560	5,560
Sentara Healthcare, 0.23%, 11/14/13	13,040	13,040
Sentara Healthcare, 0.23%, 12/5/13	13,720	13,720
Siemens Capital, 0.08%, 11/5/13	47,804	47,804
Siemens Capital, 0.12%, 11/7/13	23,100	23,099
Stanford Univ., 0.14%, 12/17/13	9,600	9,598
Target, 0.06%, 11/12/13	11,200	11,200
Tennessee, GO, 0.17%, 11/5/13	12,199	12,199
Texas PFA, GO, 0.15%, 11/4/13	25,110	25,110
Toyota Motor Credit, 0.28%, 6/9/14	26,055	26,010
Univ. of California, 0.15%, 11/19/13	28,235	28,233
Univ. of California, 0.155%, 11/18/13	21,400	21,398
Univ. of California, 0.17%, 11/20/13	4,650	4,650
Univ. of Michigan Regents, 0.12%, 12/9/13	685	685
Univ. of Michigan Regents, 0.15%, 12/9/13	3,645	3,645
Univ. of Texas, 0.12%, 11/14/13	7,050	7,050
Univ. of Texas, 0.22%, 11/19/13	10,750	10,750
Univ. of Utah, 0.14%, 12/10/13	4,750	4,750
Univ. of Utah, 0.16%, 11/12/13	9,000	9,000
Wal-Mart Stores, 0.05%, 11/5/13 (1)	23,800	23,800
Wal-Mart Stores, 0.17%, 12/9/13 (1)	22,850	22,846
Wal-Mart Stores, 0.17%, 12/20/13 (1)	30,000	29,993
Total Other Commercial Paper (Cost $1,668,247)		1,668,247
OTHER INSTRUMENTS 3.1%		
American Honda Finance, VR, 0.264%, 5/20/14 (6)	24,560	24,560
American Honda Finance, VR, 0.264%, 7/17/14 (6)	22,800	22,800

Export Development Canada, VR, 0.123%, 3/4/14 (6)	36,450	36,450
Export Development Canada, VR, 0.123%, 3/5/14 (6)	44,800	44,800
GE Equipment Midticket, Series 2013-1, Class A1 0.23%, 9/22/14	19,078	19,078
Holmes Master Issuer, Series 2013-1A, Class A1, VR 0.254%, 4/15/14 (6)	19,660	19,660
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A1 0.25%, 9/15/14 (6)	6,840	6,840
MetLife Institutional Funding II, VR, 0.314%, 1/10/14 (6)	9,040	9,040
Wyeth, 5.50%, 2/1/14	6,000	6,076
Total Other Instruments (Cost $189,304)		189,304

OTHER MUNICIPAL DEBT 1.7%

California, GO, 5.125%, 11/1/13	8,000	8,000
California EFA, Univ. of Southern California, VRTR 0.09%, 11/7/13 (6)	2,955	2,955
Columbus, Sewerage, VRTR, 0.09%, 11/7/13	2,800	2,800
Hawaii, GO, VRTR, 0.09%, 11/7/13 (6)	7,495	7,495
JPMorgan Chase, District of Columbia, GO, VRTR 0.09%, 11/7/13 (6)	10,995	10,995
JPMorgan Chase, Duke Univ., VRTR, 0.09%, 11/1/13 (6)	3,245	3,245
JPMorgan Chase, Indiana Health, Ascension Health Alliance VRTR, 0.09%, 11/1/13 (6)	205	205
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRTR, 0.09%, 11/7/13 (6)	2,225	2,225
JPMorgan Chase, New York State Transportation, Personal Income Tax, VRTR, 0.09%, 11/7/13 (6)	7,885	7,885
JPMorgan Chase, Salt River Agricultural Improvement & Power VRTR, 0.09%, 11/7/13 (6)	4,000	4,000
JPMorgan Chase, Univ. of California Regents, VRTR 0.09%, 11/7/13 (6)	3,850	3,850
JPMorgan Chase, Washington, GO, VRTR, 0.09%, 11/7/13 (6)	12,195	12,195

JPMorgan Chase, Wisconsin, Froedtert Health, VRTR 0.09%, 11/7/13 (6)	10,985	10,985
Montgomery County, Trinity Health, 0.10%, 12/2/13	9,500	9,500
New York State Urban Dev. Corp., Personal Income Tax, VRTR 0.09%, 11/7/13 (6)	485	485
Pennsylvania HEFA, Univ. of Pennsylvania, VRTR 0.09%, 11/7/13 (6)	7,400	7,400
Washington, GO, 3.00%, 2/1/14	100	101
Wells Fargo Stage Trust, Mississippi, GO, VRTR 0.09%, 11/7/13 (6)	7,645	7,645
Total Other Municipal Debt (Cost $101,966)		101,966

OTHER NOTES 4.9%

American Honda Finance, 1.85%, 9/19/14 (6)	8,400	8,509
American Honda Finance, VR, 0.652%, 6/18/14 (6)	1,300	1,303
American Honda Finance, VR, 0.716%, 5/8/14 (6)	700	701
Berkshire Hathaway Finance, 1.50%, 1/10/14	2,390	2,395
Caterpillar Financial Services, 1.375%, 5/20/14	3,200	3,218
Caterpillar Financial Services, 6.125%, 2/17/14	13,265	13,490
Caterpillar Financial Services, VR, 0.556%, 12/11/13	2,050	2,051
Coca-Cola, 0.75%, 11/15/13	3,220	3,221
Credit Suisse, 2.20%, 1/14/14	1,467	1,473
Credit Suisse, 5.50%, 5/1/14	17,401	17,850
Enterprise Fleet Financing, Series 2013-1, Class A1 0.26%, 3/20/14 (6)	6,208	6,208
Enterprise Fleet Financing, Series 2013-2, Class A1 0.29%, 8/20/14 (6)	8,110	8,110
Export Development Canada, 0.592%, 11/25/13 (6)	2,420	2,421
GE Capital, VR, 0.89%, 6/2/14	15,070	15,130
GE Equipment Small Ticket, Series 2013-1A, Class A1 0.23%, 8/25/14 (6)	7,528	7,528
HSBC Bank, 2.00%, 1/19/14 (6)	950	954

HSBC Bank, VR, 1.044%, 1/17/14 (6)	2,405	2,409
IBM, 1.25%, 5/12/14	400	402
International Bank for Reconstruction & Development, VR 0.15%, 7/23/14	57,800	57,802
Johnson & Johnson, 1.20%, 5/15/14	4,000	4,020
Johnson & Johnson, VR, 0.354%, 5/15/14	33,504	33,537
Met Life Global Funding I, 2.00%, 1/10/14 (6)	11,370	11,404
New York Life Global Funding, 1.85%, 12/13/13 (6)	2,815	2,820
Oracle, 3.75%, 7/8/14	9,749	9,976
Procter & Gamble, VR, 0.165%, 2/14/14	7,100	7,100
Procter & Gamble, VR, 0.187%, 2/6/14	6,350	6,350
Royal Bank of Canada, 1.125%, 1/15/14	400	401
Toronto-Dominion Bank, 1.375%, 7/14/14	1,670	1,682
Toronto-Dominion Bank, VR, 0.544%, 7/14/14	470	471
Toyota Motor Credit, VR, 0.244%, 7/14/14	20,500	20,500
Toyota Motor Credit, VR, 0.26%, 4/7/14	24,750	24,750
Wal-Mart Stores, 1.625%, 4/15/14	8,900	8,958
Westpac Banking, VR, 1.192%, 2/24/14 (6)	7,650	7,675
Total Other Notes (Cost $294,819)		294,819

TREASURY DEBT 9.7%

U.S. Treasury Bills, 0.049%, 11/29/13	47,340	47,338
U.S. Treasury Notes, 0.25%, 11/30/13	24,700	24,703
U.S. Treasury Notes, 0.25%, 1/31/14	34,500	34,517
U.S. Treasury Notes, 0.25%, 2/28/14	17,050	17,060
U.S. Treasury Notes, 0.25%, 3/31/14	14,300	14,309
U.S. Treasury Notes, 0.25%, 4/30/14	13,930	13,936
U.S. Treasury Notes, 0.75%, 12/15/13	49,158	49,192
U.S. Treasury Notes, 1.00%, 1/15/14	48,459	48,540

U.S. Treasury Notes, 1.25%, 2/15/14	19,900	19,962
U.S. Treasury Notes, 1.25%, 3/15/14	42,000	42,170
U.S. Treasury Notes, 1.25%, 4/15/14	33,000	33,161
U.S. Treasury Notes, 1.875%, 2/28/14	70,520	70,931
U.S. Treasury Notes, 1.875%, 4/30/14	35,320	35,628
U.S. Treasury Notes, 2.00%, 11/30/13	48,300	48,369
U.S. Treasury Notes, 2.25%, 5/31/14	23,700	23,994
U.S. Treasury Notes, 2.625%, 7/31/14	23,400	23,826
U.S. Treasury Notes, 4.75%, 5/15/14	41,275	42,290
Total Treasury Debt (Cost $589,926)		589,926

VARIABLE RATE DEMAND NOTES 19.9%

Alaska HFC, Single Family, VRDN, 0.13%, 11/1/13 (5)	39,135	39,135
Alaska HFC, Single Family, VRDN, 0.13%, 11/1/13 (5)	8,270	8,270
Arizona Board of Regents, Arizona State Univ., VRDN 0.07%, 11/7/13	13,000	13,000
Austin, Airport System, VRDN, 0.09%, 11/7/13 (5)	5,910	5,910
Austin, Water & Waste Water, VRDN, 0.06%, 11/7/13	12,980	12,980
California Housing Fin. Agency, Single Family, VRDN 0.09%, 11/7/13 (5)	18,775	18,775
California Statewide CDA, Kaiser Permanente, VRDN 0.05%, 11/7/13	20,350	20,350
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.08%, 11/7/13	4,130	4,130
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.12%, 11/7/13	9,330	9,330
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.12%, 11/7/13	6,280	6,280
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.12%, 11/7/13	4,460	4,460
Fulton County Dev. Auth., Woodruff Arts Center, VRDN 0.09%, 11/7/13	10,500	10,500

Geisinger Auth., Geisinger Health, VRDN, 0.04%, 11/1/13	43,200	43,200
Geisinger Auth., Geisinger Health, VRDN, 0.05%, 11/1/13	16,520	16,520
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.10%, 11/7/13	23,595	23,595
Illinois Fin. Auth., Northwestern Memorial Healthcare, VRDN 0.10%, 11/7/13	34,385	34,385
Illinois Fin. Auth., Northwestern Memorial Healthcare, VRDN 0.10%, 11/7/13	8,270	8,270
Indiana Fin. Auth., Ascension Health Alliance, VRDN 0.08%, 11/7/13	12,000	12,000
Indiana Fin. Auth., Indiana Univ. Health, VRDN, 0.12%, 11/1/13	44,400	44,400
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.14%, 11/7/13	4,780	4,780
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.16%, 11/7/13	1,385	1,385
Lynchburg IDA, Centra Health, VRDN, 0.09%, 11/7/13	4,700	4,700
Lynchburg IDA, Centra Health, VRDN, 0.09%, 11/7/13	21,060	21,060
Maryland CDA, Residential, VRDN, 0.09%, 11/7/13 (5)	14,190	14,190
Maryland HHEFA, Health Pool 85 A & B, VRDN, 0.07%, 11/7/13	24,500	24,500
Massachusetts HEFA, Children's Hosp., VRDN, 0.08%, 11/7/13	18,000	18,000
Massachusetts HEFA, Partners Healthcare, VRDN 0.07%, 11/7/13	5,300	5,300
Michigan Fin. Auth., GO, VRDN, 0.14%, 11/7/13	25,000	25,000
Minnesota Office of Higher Ed., VRDN, 0.08%, 11/7/13 (5)	37,155	37,155
Minnesota Office of Higher Ed., VRDN, 0.08%, 11/7/13 (5)	33,000	33,000
Minnesota Office of Higher Ed., VRDN, 0.12%, 11/7/13	5,358	5,358
Mississippi Hospital Equipment & Fac. Auth., North Mississippi Health, VRDN, 0.07%, 11/7/13	8,948	8,948
Missouri HEFA, BJC Health, VRDN, 0.07%, 11/7/13	14,400	14,400
Missouri HEFA, SSM Health Care, VRDN, 0.11%, 11/7/13	5,000	5,000
Missouri HEFA, Washington Univ., VRDN, 0.06%, 11/1/13	15,650	15,650

Montgomery County Housing Opportunities Commission Multi-Family, VRDN, 0.10%, 11/7/13	7,335	7,335
Montgomery County Housing Opportunities Commission Oakfield Apartments, VRDN, 0.11%, 11/7/13 (5)	12,800	12,800
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.14%, 11/7/13	8,315	8,315
Murray City, IHC Health Services, VRDN, 0.08%, 11/1/13	25,565	25,565
Murray City, IHC Health Services, VRDN, 0.08%, 11/1/13	29,555	29,555
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.07%, 11/7/13	360	360
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.07%, 11/7/13	28,100	28,100
Nebraska Investment Fin. Auth., Single Family, VRDN 0.09%, 11/7/13	68,025	68,025
New Hampshire HEFA, Student Loan 2011, VRDN 0.12%, 11/7/13	9,006	9,006
New York City IDA, New York Law School, VRDN 0.07%, 11/7/13	9,150	9,150
New York City Transitional Fin. Auth., Future Tax, VRDN 0.07%, 11/1/13	21,000	21,000
New York City Trust for Cultural Resources, Lincoln Center for the Performing Arts, VRDN, 0.07%, 11/1/13	8,920	8,920
New York City Trust for Cultural Resources, Pierpont Morgan Library, VRDN, 0.07%, 11/7/13	11,965	11,965
New York State Housing Fin. Agency, Gotham West Housing VRDN, 0.13%, 11/7/13	4,800	4,800
New York State Housing Fin. Agency, Lexington Belvedere VRDN, 0.08%, 11/7/13 (5)	20,000	20,000
New York State Housing Fin. Agency, Multi-Family, VRDN 0.08%, 11/7/13 (5)	10,500	10,500
New York State Mortgage Agency, Single Family, VRDN 0.09%, 11/1/13 (5)	19,300	19,300
North Carolina Medical Care Commission, Moses Cone Health VRDN, 0.09%, 11/7/13	8,000	8,000

Oregon Housing & Community Services Dept., Single Family VRDN, 0.12%, 11/7/13 (5)	9,300	9,300
Pennsylvania Housing Fin. Agency, Single Family, VRDN 0.09%, 11/7/13 (5)	8,550	8,550
Pennsylvania Housing Fin. Agency, Single Family, VRDN 0.10%, 11/7/13 (5)	9,600	9,600
Pennsylvania IDA, VRDN, 0.07%, 11/7/13	44,290	44,290
Philadelphia School Dist., GO, VRDN, 0.07%, 11/7/13	18,070	18,070
Providence Health & Services, VRDN, 0.14%, 11/7/13	46,610	46,610
Saint Charles Parish PCR, Shell Oil, VRDN, 0.07%, 11/1/13 (5)	23,200	23,200
Southern Ute Indian Tribe, VRDN, 0.20%, 11/7/13	27,165	27,165
Texas, VRDN, 0.14%, 11/7/13	11,315	11,315
Texas, Veterans, VRDN, 0.06%, 11/7/13	10,930	10,930
Texas, Veterans, VRDN, 0.13%, 11/7/13	14,000	14,000
Texas, Veterans, VRDN, 0.13%, 11/7/13	9,345	9,345
Texas, Veterans Housing Assistance Fund II, VRDN 0.11%, 11/7/13 (5)	10,075	10,075
Texas, Veterans Land, VRDN, 0.09%, 11/7/13 (5)	15,995	15,995
Texas, Veterans Land, VRDN, 0.12%, 11/7/13	4,280	4,280
Univ. of California Regents, VRDN, 0.11%, 11/7/13	5,100	5,100
Univ. of California Regents, VRDN, 0.11%, 11/7/13	6,000	6,000
Utah Board of Regents, Student Loans, VRDN 0.10%, 11/7/13 (5)	6,880	6,880
Wisconsin HEFA, Froedtert Health, VRDN, 0.07%, 11/7/13	6,820	6,820
Wisconsin HEFA, ProHealth Care, VRDN, 0.08%, 11/1/13	45	45
Wisconsin Housing & Economic Dev., Multi-Family, VRDN 0.15%, 11/7/13	37,945	37,945
Wisconsin Housing & Economic Dev., Single Family, VRDN 0.23%, 11/7/13	3,530	3,530
Total Variable Rate Demand Notes (Cost $1,205,657)		1,205,657

Total Investments in Securities	
100.0% of Net Assets (Cost $6,059,732)	**$ 6,059,732**

‡	Denominated in U.S. dollars unless otherwise noted.
(1)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $1,979,308 and represents 32.7% of net assets.
(2)	Yankee certificates of deposit are issued by U.S. branches of foreign banks.
(3)	Domestic certificates of deposit are issued by domestic branches of U.S. banks.
(4)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(5)	Interest subject to alternative minimum tax
(6)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $305,757 and represents 5.0% of net assets.
CDA	Community Development Administration/Authority
EFA	Educational Facility Authority
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFC	Housing Finance Corp.
HHEFA	Health & Higher Educational Facility Authority
IDA	Industrial Development Authority/Agency
PCR	Pollution Control Revenue
PFA	Public Finance Authority/Agency
TECP	Tax-Exempt Commercial Paper; the tax exempt nature of income will not pass to the fund's shareholders.
VR	Variable Rate; rate shown is effective rate at period-end.
VRDN	Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.
VRTR	Variable Rate Trust Receipt is a synthetic variable rate instrument which entitles the holder to sell the security to the special purpose trust that issued it (or to the trust's agent) at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end; and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian, and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value per share (NAV) is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On October 31, 2013, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2013 and October 31, 2012, totaled $567,000 and $568,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended October 31, 2013, management fees waived totaled $14,682,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2013, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2013, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds and 6% were held by the Retirement Funds.

As of October 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,095,779,377 shares of the fund, representing 18% of the fund’s net assets.

NOTE 6 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2013, the fund earned $2,000 in interest income related to loans made to other funds on 13 days in the average amount of $5,231,000 and at an average annual rate of 1.13%. At October 31, 2013, there were no loans outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $63,000 from short-term capital gains,
  Less than $1,000 from long-term capital gains, subject to the 15% rate gains category

For nonresident alien shareholders, $531,000 of income dividends are interest-related dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1993	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2013	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Funds	Principal Occupation(s)

Anil K. Andhavarapu (1980)	Vice President, T. Rowe Price; formerly
Vice President	Employee, Nomura Holdings America, Inc.
(to 2009)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Senior Portfolio
Manager, Senior Trader, and Analyst, Fannie
Mae (to 2010)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Christopher P. Brown (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013